UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2005

PANAMERICAN BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3400 Coral Way, Miami, Florida 33145

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (305) 421-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company announced that its subsidiary, PanAmerican Bancorp, has formed an Executive Management Committee to strengthen its management infrastructure.

Section 9-Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of PanAmerican Bancorp, dated June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

By:	/s/ ROBERT NICHOLS
Robert Nichols
Chief Financial Officer

Date: June 29, 2005

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of PanAmerican Bancorp, dated June 28, 2005